LADISH CO., INC.

SERIES C TERMS AGREEMENT TO NOTE PURCHASE AGREEMENTS

Dated as of September 2, 2008

Re:	$50,000,000 6.41% Senior Notes, Series C, Due September 2, 2015

TABLE OF CONTENTS

(Not a part of this Series C Terms Agreement)

-i-

SCHEDULE A	--	Series C Purchaser Information
Exhibit 1	--	Form of 6.41% Senior Note, Series C, due September 2, 2015
EXHIBIT A	--	Supplemental Representations and Warranties
CHEDULE 5.4	--	Subsidiaries, Affiliates, Directors and Officers
SCHEDULE 5.5	--	Financial Statements
SCHEDULE 5.15	--	Indebtedness
EXHIBIT B-1	--	Conformed copy of Note Purchase Agreements dated as of
July 20, 2001
EXHIBIT B-2	--	Conformed copy of First Amendment dated as of May 15, 2006,
to Note Purchase Agreements
EXHIBIT B-3	--	Conformed copy of Second Amendment to Note Purchase
Agreement dated as of September 2, 2008

-ii-

SERIES C TERMS AGREEMENT

        THIS Series C Terms Agreement made and entered into as of this 2nd day of September, 2008 (this “Series C Terms Agreement”), by and between LADISH CO., INC., a Wisconsin corporation (the “Company”), and each of the Purchasers named in Schedule A hereto (the “Series C Purchasers”), respectively;

        WHEREAS, the Company and the respective purchasers listed on Schedule A thereto have entered into the separate and several Note Purchase Agreements, each dated as of July 20, 2001, as amended by a First Amendment thereto dated as of May 15, 2006, as further amended by a Second Amendment thereto dated as of September 2, 2008 (as so amended, the “Original Agreement”), conformed copies of each of which are attached hereto as Exhibits B-1, B-2 and B-3, respectively (and as such Original Agreement is further amended or supplemented from time to time, the “Agreement”); and

        WHEREAS, the Company desires to issue and sell, and the Series C Purchasers desire to purchase, an additional series of unsecured promissory notes (Series C) in accordance with the terms specified below;

        NOW, THEREFORE, subject to compliance with all of the closing conditions of Section 4 of the Agreement, the parties signatory hereto agrees as follows:

        1.       Authorization of Series C Notes. The Company will authorize the issuance and sale of $50,000,000 aggregate principal amount of its 6.41% Senior Notes, Series C, due September 2, 2015 (the “Series C Notes”), to be dated the date of issue, to bear interest from such date at the rate of 6.41% per annum, payable semi-annually, on the 2nd day of each March and September in each year (commencing March 4, 2009) and at maturity and to bear interest on overdue principal (including any overdue prepayment of principal) and premium, if any, and (to the extent legally enforceable) on any overdue installment of interest at the rate per annum from time to time equal to the greater of (i) 8.41% or (ii) 2% over the rate of interest publicly announced by U.S. Bank National Association from time to time in Milwaukee, Wisconsin as its “base” or “prime” rate. The Series C Notes will mature on September 2, 2015 and will be substantially in the form of Exhibit 1 attached to this Series C Terms Agreement. The term “Series C Note” as used herein shall include any and all of the 6.41% Series C Notes delivered pursuant to this Series C Terms Agreement and any Series C Notes issued in substitution therefor pursuant to Section 13 of the Agreement.

        2.       Sale and Purchase of Series C Notes. The Company will issue and sell to the Series C Purchasers, and the Series C Purchasers will purchase from the Company on the Closing Date (as hereinafter defined), the Series C Notes of the Company in the aggregate principal amount set forth opposite their respective names on Schedule A attached hereto at a price of 100% of the principal amount thereof.

Ladish Co., Inc.	Series C Terms Agreement
to Note Purchase Agreements

        3.       Closing. Delivery of the Series C Notes will be made at the offices of Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603 against payment therefor in Federal or other funds current and immediately available for credit to the Company’s account at JPMorgan Chase Bank, N.A., 111 East Wisconsin Avenue, Milwaukee, Wisconsin, Acct. No. 020717166 (ABA routing number 021000021), in the amount of the purchase price determined in accordance with Section 2 above not later than 10:00 A.M. Chicago time, on September 2, 2008 or such earlier or later date (but in any event not later than September 4, 2008) as the Company and the Series C Purchasers shall mutually agree upon (the “Closing Date”). If on the Closing Date the Company shall fail to tender such Series C Notes to any Series C Purchaser as provided above in this Section 3, or any of the conditions specified in Section 7 hereof shall not have been fulfilled to any Series C Purchaser’s satisfaction, such Series C Purchaser shall, at such Series C Purchaser’s election, be relieved of all further obligations under this Series C Terms Agreement, without thereby waiving any rights such Series C Purchaser may have by reason of such failure or such nonfulfillment.

        4.       Use of Proceeds. The proceeds from the sale of the Series C Notes will be used to refinance existing bank indebtedness and for general corporate purposes.

        5.       Repayment Provisions Generally. Unless otherwise specified herein to the contrary, the Company shall repay the Series C Notes in accordance with the repayment provisions of the Agreement and shall be subject to the mandatory and optional repayment provisions of the Agreement.

        6.       Incorporation of Agreement. This Series C Terms Agreement hereby incorporates by reference all other provisions of the Agreement, except to the extent in conflict with any of the provisions of this Series C Terms Agreement, as though all of such provisions were set forth herein. Each Series C Purchaser, severally, and the Company agree that such Series C Purchaser shall have a separate Agreement with the Company in the form attached hereto as Exhibit B, as supplemented by the terms and provisions of this Series C Terms Agreement, including all schedules and exhibits hereto. All capitalized terms used herein and not defined herein shall have the meaning assigned to them in the Agreement.

        7.       Conditions to Closing. Each Series C Purchaser’s obligation to purchase and pay for the Series C Notes to be sold to it on the Closing Date is subject to the fulfillment to its satisfaction, prior to or on the Closing Date, of the conditions set forth in Section 4 of the Agreement, (A) except that all references to “Purchaser” therein shall be deemed to refer to the Series C Purchasers hereunder, all references to “this Agreement” shall be deemed to refer to the Original Agreement as supplemented by this Series C Terms Agreement, all references to “Notes” or “Series A Notes” therein shall be deemed to refer to the Series C Notes and all references to the “Memorandum” therein shall be deemed to refer to the Memorandum as defined in Exhibit A hereto, and (B) except that the representations and warranties set forth in Section 5 of the Agreement shall be modified as provided in Section 8 hereof, and to the following additional condition: the Second Amendment dated as of September 2, 2008, referred to in the first recital of this Terms Agreement shall have been executed by the Company and the holders of the Series B Notes and Series C Notes and shall be in full force and effect, and the terms thereof shall be satisfactory to the Series C Purchasers.

Ladish Co., Inc.	Series C Terms Agreement
to Note Purchase Agreements

        8.       Representations and Warranties of the Company. With respect to each of the representations and warranties contained in Section 5 of the Agreement, the Company represents and warrants to the Series C Purchasers that, as of the date hereof, such representations and warranties are true and correct (A) except that all references to “Purchaser” therein shall be deemed to refer to the Series C Purchasers hereunder, all references to “this Agreement” shall be deemed to refer to the Original Agreement as supplemented by this Series C Terms Agreement, and all references to “Notes” or “Series A Notes” therein shall be deemed to refer to the Series C Notes, and (B) except for changes to such representations and warranties or the Schedules referred to therein, which changes are set forth in the attached Exhibit A.

        9.       Required Prepayments. On September 2, 2011 and on each September 2 thereafter to and including September 2, 2014 the Company will prepay $10,000,000 principal amount (or such lesser principal amount as shall then be outstanding) of the Series C Notes at par and without payment of the Make-Whole Amount or any premium, provided that upon any partial prepayment of the Series C Notes pursuant to Section 8.2 or Section 8.7 of the Agreement or purchase of the Series C Notes permitted by Section 8.5 of the Agreement, the principal amount of each required prepayment of the Series C Notes becoming due under this Section 9 of this Series C Terms Agreement on and after the date of such prepayment or purchase shall be reduced in the same proportion as the aggregate unpaid principal amount of the Series C Notes is reduced as a result of such prepayment or purchase. The principal amount of the Series C Notes to be prepaid pursuant to this Section 9 shall be allocated among all of the Series C Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment.

        10.       Make-Whole Amount for the Series C Notes. As used in this Series C Terms Agreement and the Agreement with respect to any Series C Note, the term “Make-Whole Amount” means, solely with respect to such Series C Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Series C Note over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount for any Series C Note, the following terms have the following meanings:

“Called Principal” means, with respect to any Series C Note, the principal of such Series C Note that is to be prepaid pursuant to Section 8.2 of the Agreement or has become or is declared to be immediately due and payable pursuant to Section 12.1 of the Agreement, as the context requires.

“Discounted Value” means, with respect to the Called Principal of any Series C Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Series C Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal.

Ladish Co., Inc.	Series C Terms Agreement
to Note Purchase Agreements
“Reinvestment Yield” means, with respect to the Called Principal of any Series C Note, .50% over the yield to maturity implied by (i) the yields reported, as of 10:00 A.M. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as “Page PX1” (or such other display as may replace Page PX1) on Bloomberg Financial Markets (“Bloomberg”) or, if Page PX1 (or its successor screen on Bloomberg) is unavailable, the Telerate Access Service screen which corresponds most closely to Page PX1 for the most recently issued actively traded on the run U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable (including by way of interpolation), the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (or any comparable successor publication) for U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. Such implied yield will be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between (1) the applicable U.S. Treasury security with the maturity closest to and greater than the Remaining Average Life and (2) the applicable U.S. Treasury security with the maturity closest to and less than the Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Series C Note.

“Remaining Average Life” means, with respect to any Called Principal, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

“Remaining Scheduled Payments” means, with respect to the Called Principal of any Series C Note, all payments of such Called Principal of such Series and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the Series C Notes of such Series, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.2 of the Agreement or Section 12.1 of the Agreement.

Ladish Co., Inc.	Series C Terms Agreement
to Note Purchase Agreements
“Settlement Date” means, with respect to the Called Principal of any Series C Note, the date on which such Called Principal is to be prepaid pursuant to Section 8.2 of the Agreement or has become or is declared to be immediately due and payable pursuant to Section 8.2 of the Agreement, as the context requires.

        11.       Representations and Warranties of the Series C Purchasers. Each Series C Purchaser represents and warrants that the representations and warranties set forth in Section 6 of the Agreement are true and correct on the date hereof with respect to the purchase of the Series C Notes by such Series C Purchaser.

        12.       Governing Law. This Series C Terms Agreement shall be governed by and construed in accordance with the laws of the State of Wisconsin, excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State

[Signature Page Follows]

        The execution of this Series C Terms Agreement shall constitute a contract between the Company and the Series C Purchasers for the uses and purposes hereinabove set forth, and this Series C Terms Agreement may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one agreement.

LADISH CO., INC.
By /s/ Wayne E. Larsen
Name: Wayne E. Larsen
Title: Vice President

[Signature page to Series C Terms Agreement]

Accepted as of the date first written above.

THRIVENT FINANCIAL FOR LUTHERANS
By: /s/ Alan D. Onstad
Name: Alan D. Onstad
Title: Senior Director
THE PRUDENTIAL INSURANCE COMPANY
OF AMERICA
By: /s/
Vice President
PRUCO LIFE INSURANCE COMPANY
By: /s/
Vice President
UNITED OF OMAHA LIFE INSURANCE
COMPANY
By: Prudential Private Placement Investors,
L.P. (as Investment Advisor)
By: Prudential Private Placement Investors, Inc.
(as its General Partner)
By: /s/
Vice President

[Signature page to Series C Terms Agreement]